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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                FORM 8-K/A   No. 2



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 24, 2001



                           INSILCO TECHNOLOGIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         Delaware                    0-22098                   06-0635844
         --------                    -------                   ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NO.)            IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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The undersigned registrant hereby amends Item 4 and Item 7 of its Current Report on Form 8-K/A filed with the Commission on October 2, 2001, as follows:


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On September 24, 2001, Insilco Technologies, Inc. (the "Company") dismissed its current independent auditors, KPMG LLP ("KPMG") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for the fiscal year ending December 31, 2001. The decision to dismiss KPMG and to engage PricewaterhouseCoopers was approved by the unanimous vote of the Company's Board of Directors.

The reports of KPMG on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim periods through September 24, 2001, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement").

The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through September 24, 2001, consulted with PricewaterhouseCoopers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a Disagreement with KPMG.

The Company has furnished KPMG with a copy of this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter to the Commission, dated October 4, 2001, is filed as Exhibit 16.1 to this current report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                        DESCRIPTION
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                  16.1             Letter dated October 4, 2001 of KPMG LLP






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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     INSILCO TECHNOLOGIES, INC.
                                     -------------------------------------------
                                     Registrant



Date:    October 4, 2001             By: /s/ MICHAEL R. ELIA
                                         ---------------------------------------
                                         Michael R. Elia
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary




























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                                  EXHIBIT INDEX
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     EXHIBIT NO.                        DESCRIPTION
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       16.1                  Letter dated October 4, 2001 of KPMG LLP

























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